Company:	ONI BioPharma, Inc.
Alternext Paris/OTCBB:	ALONI/ ORNI
Share Price:	$0.31 *
Equity Cap:	$11.88M*
Shares Outstanding:	38.31M*
Industry:	Biopharmaceutical

* As of 12/15/08

ONI BioPharma

Business Summary

ONI BioPharma is a multi-faceted biopharmaceutical company operating in four divisions:

- Consumer Healthcare
- Diagnostics
- Replacement Therapy
- Antibiotics

ONI is commercializing its consumer products: an oral probiotic to suppress gum disease and tooth decay using ONI's Probiora3™.

ONI expects to generate revenue from consumer products in 2009 both in the US and internationally. Proceeds will support the Company's diagnostic, replacement therapy, and antibiotic divisions.

Patents, strategic sales channels, and international partners will support ONI's growth. ONI is developing commercial and research facilities in Mexico and France to support its global strategy. ONI currently trades on the OTC Market (OTCBB: ORNI) and is the first US Company to be listed on NYSE Alternext Paris (ALONI). ONI was founded in 1996 by Dr. Jeffrey Hillman, a recognized expert on molecular genetics. The Company is based in Alachua, Florida.

Global Worldwide Operation


USA – Alachua, FL
ONI Corporate Offices est. 1996
Mexico
Subsidiary (ONIBiotec, Mexico) launch - Q1 2009
France
Alternext Paris Listing – Planned operations in European Union

ALONI LISTED NYSE ALTERNEXT

NYSE Alternext Paris

On December 15, 2008, ONI Biopharma listed on NYSE Alternext Paris as the first US Company listing on this exchange. The listing will further enhance ONI BioPharma's presence in Europe and globally.

Business Divisions

Consumer Healthcare

- **ProBiora3™** - Probiotic mint to promote gum and dental health.
- **LPT3-04™** - Natural weight loss compound to kill white fat cells.

Benefits/Characteristics:

- GRAS – Generally Recognized as Safe status (vs FDA approval)
- Significantly reduces regulatory costs
- Fast to market
- Faster generation of gross and net revenues
- Lower capital requirements
- Marketed in US and internationally (Mexico in early 2009)
- Sales and marketing arrangements in place
- Human and companion animal applications

DPOLT/Antibiotics Platform

- **DPOLT™** - Novel organic chemistry synthesis platform enabling large-scale, cost-effective production of clinical grade MU1140 and 50 other known lantibiotics.

Benefits/Characteristics:

- Overcomes 80+ years of previous failures
- Predicted to lead to new antibiotics with novel mechanisms of action
- Substantial antibiotic pipeline
- Replaces current antibiotic treatments

Diagnostics

- **PIVIAT™** - Rapid and sensitive identification of novel targets for use in diagnosis and treatment of human infectious diseases.
- **PCMAT™** - Rapid and sensitive identification of novel targets for diagnostics and therapeutic strategies that address an extraordinary range of medical, agricultural, and industrial applications.

Benefits/Characteristics:

Market

- InVitro Diagnostics ("IVD") market in excess of $38 billion with forecasted CAGR of 6.7%
- Molecular disease segment growing CAGR 15.4%
  - *(Source: Research and Markets, 2007)*

Collaboration

- Recent collaboration with a major, global-diagnostic company

Mexico

- ONI's Mexican subsidiary in conjunction with the premier Instituto de Biotecnología, Universidad Nacional Autónoma de México ("IBUNAM"), will collaborate on a number of PIVIAT™ and PCMAT™ projects. Focus will be on treating indications in humans, agriculture, and mining on a global basis

Replacement Therapy

- **SMaRT™** - a single, painless application of a genetically modified bacterial strain for tooth surfaces to protect against tooth decay.

Benefits/Characteristics:

Efficiency

- Mexico trials = 50% cost savings (vs. US)
- Regulatory Speed
- ONI Mexico (subsidiary) should attain faster regulatory access within Mexican government
- Reduced "red-tape" associated with government clearance to clinical trials Policy Expediency
- Preventative medicines/treatments typically receive faster acceptance and clearance by governments worldwide

Management







Stanley B. Stein, *Chief Executive Officer, President and Director*

- 25 years in securities in biotech & healthcare industry
- Managing Director at Drexel Burnham Lambert, Inc.
- Founded SRS Capital, boutique healthcare investment firm
- Principal investment banker in the creation of Fresenius Medical Care AG, the largest renal care business in the world

Jeffry Hillman, *DMD, PhD, Chief Scientific Officer and Director*

- Founded ONI to commercialize the fruits of 25 years of research at the Harvard-affiliated Forsyth Institute in Boston and the University of Florida
- Authored of 125+ publications
- Undergraduate training at the University of Chicago; DMD degree from Harvard School of Dental Medicine; PhD from Harvard Medical School

David B. Hirsch, *Chief Financial Officer and Chief Operating Officer*

- Manager in the Restructuring Group at Deloitte and Touche
- Associate at The Cottonwood Group, a venture capital firm in San Mateo, California
- MBA from Tepper School of Business at Carnegie Mellon University and JD from Drake University Law School
- Licensed attorney in Florida and Indiana


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Recent Events

- **December 10, 2008**
  ONI BioPharma Announces Its Listing on Alternext Paris
- **October 13, 2008**
  Announces Successful Antibiotic Synthesis Using DPOLT Technology
- **September 28, 2008**
  Licenses Unique Gene Targets for Colorectal Cancer
- **September 25, 2008**
  Launches the ProBiora3 Website
- **September 17, 2008**
  Commences Market Launch of Unique Oral Probiotic Product
- **June 30, 2008**
  Appoints New Chief Operational Officer, David B. Hirsch
- ***June 12, 2008***
  Closes on $2,6000,000 in Equity Financing
- **February 12, 2008**
  Stanley B. Stein appointed Chief Executive Officer

Highlights

- **Sales & near-term revenue generated from consumer products, Probiora3™.**
- **Facilities & business relations in the United States, Mexico, South America and Europe.**
- **Multiple strategies for getting consumer and biotech products to market.**
- **Targeting healthcare segments where there is distinct need and growing population.**

Global Headquarters:
Stanley B. Stein
Chief Executive Officer
ONI BioPharma, Inc.
13700 Progress Blvd
Alachua, FL 32615
Ph: (386) 418-4018
sstein.onibiopharma.com
www.onibiopharma.com

Investor Contact:
Axelle Vuillermet / Pierre Laurent
NewCap.
8 place de la Madeleine
75008 Paris
Tél. : 01 44 71 94 94
oni@newcap.fr